UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 25, 2010

Forest City Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio		44113
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-621-6060

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 25, 2010, Jerry V. Jarrett, a "Class B" member of the Board of Directors (the "Board") of Forest City Enterprises, Inc. (the "Company"), advised the Board that he will not stand for re-election at the Company’s annual meeting of shareholders to be held on June 16, 2010 (the "2010 Annual Meeting"). Mr. Jarrett will continue to serve until the expiration of his term at the 2010 Annual Meeting. The Company thanks Mr. Jarrett for his 26 years of dedicated service to the Board and to the Company.

(c) On March 25, 2010, the Company announced the appointment of David J. LaRue to the newly created position of Executive Vice President and Chief Operating Officer with responsibility for real estate activities across all of the Company’s business units. Mr. LaRue, age 48, joined the Company in 1986. Since 2003 he has served as President and Chief Operating Officer of Forest City Commercial Group, Inc., a subsidiary of the Company. In that position, Mr. LaRue had responsibility for the execution of the operating and development plans within the Commercial Group, the Company’s largest strategic business unit. Mr. LaRue holds a bachelor’s degree in business/accounting from Wittenberg University.

While no employment agreement has been entered into, Mr. LaRue will be eligible to participate in the Company’s executive bonus plan and receive equity-based awards in accordance with the terms established by the Company’s Compensation Committee on the same basis as other executive officers.

A copy of the press release announcing the appointment of Mr. LaRue is "furnished" as Exhibit 99.1 to this Current Report on From 8-K. The information in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

99.1 Press Release dated March 25, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forest City Enterprises, Inc.

March 25, 2010	By:	/s/ Robert G. O'Brien

Name: Robert G. O'Brien
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 25, 2010.